Expense Example, No Redemption (Vanguard Inflation-Protected Securities Fund Retail)	Vanguard Inflation-Protected Securities Fund Vanguard Inflation-Protected Securities Fund - Investor Shares 1/1/2014 - 12/31/2014 USD ($)	Vanguard Inflation-Protected Securities Fund Vanguard Inflation-Protected Securities Fund - Admiral Shares 1/1/2014 - 12/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	20	10
3 YEAR	64	32
5 YEAR	113	56
10 YEAR	255	128